UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 12, 2017

Masco Corporation

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-5794	No. 38-1794485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan		48180
(Address of Principal Executive Offices)		(Zip Code)

(313) 274-7400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 12, 2017, Masco Corporation (the “Company”) announced that it has commenced tender offers to purchase for cash its 7.125% Notes due 2020, 5.95% Notes due 2022, 7.75% Notes due 2029 and 6.50% Notes due 2032 (collectively, the “Notes”) up to an aggregate purchase price (excluding accrued and unpaid interest) with respect to each series of Notes (each, a “Maximum Series Tender Cap”). The Maximum Series Tender Cap is equal to $340,000,000 for the Notes due 2020, $85,000,000 for the Notes due 2022, $85,000,000 for the Notes due 2029 and $85,000,000 for the Notes due 2032. The tender offers are being made exclusively pursuant to an offer to purchase dated June 12, 2017.

A copy of the press release announcing the tender offers is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit

99	Press release dated June 12, 2017, announcing the tender offers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2017

MASCO CORPORATION

By:	/s/ John G. Sznewajs
	Name:	John G. Sznewajs
	Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated June 12, 2017 announcing the tender offers.